Dear Shareholders:

Investment Results - Annual Fiscal Period Ended June 30, 2000

The Industry Leaders Fund® ("the Fund") ended its first full fiscal year on June 30, 2000 with a total return of -4.36% for Class D shares and -3.92% for Class I shares. The actual performance of the two Fund share classes was better than the respective classes of the Industry Leaders Strategy Model ("Strategy Model"). The market volatility for the past fiscal year benefited the Fund, since we were able to rebalance our actual positions to the Strategy Model intra-month. Future market volatility may not benefit the Fund in the same manner, yet we plan to continue to use prudence when rebalancing our actual positions to that of the Strategy Model.

We have illustrated the actual performance of the Fund to performances of the Strategy Model and the two most recognizable Large Cap Value Indexes, the S&P BARRA Value Index® and the Russell 1000 Value Index®. During both periods of time listed below, Class I shares of the Fund outperformed the returns of the comparative indexes and the Class I Strategy Model, while the Class D shares of the Fund outperformed the comparative indexes and the Class D Strategy Model for the 1 year period, and the Russell 1000 Value Index® and the Class D Strategy Model since inception.

Comparative Actual and Hypothetical Average Annual Return Performance

Of the Industry Leaders Fund® and The Industry Leaders Strategy Model (a)(b)

	Industry Leaders Fund®		Strategy Model***		S&P BARRA	Russell 1000

Period*

	Class D	Class I	Class D	Class I	Value Index®	Value Index®
1 Year	-4.36%	-3.92%	-4.83%	-4.59%	-5.11%	-8.92%
From Inception**	2.31%	2.68%	1.59%	1.84%	2.42%	-0.83%

* 1 year period (fiscal year) 6/30/99 to 6/30/00.

** Inception date 3/17/99, From Inception 3/17/99 to 6/30/00.

***Strategy Model calculated as described in Prospectus dated 8/29/00, Investment Strategy Section. (2% held in cash and class respective expenses of 0.70% for Class I and 0.95% for Class D taken out on a monthly basis).

(a) Past performance is not indicative of future performance.

(b) Both Classes of the Industry Leaders Fund® are net of all expenses, versus the gross market benchmarks (the S&P BARRA Value Index® and the Russell Value Index®). Investors are reminded that when trying to achieve benchmark returns, investment management fees and transaction costs will be incurred.

We are pleased with our management of the Fund to our Strategy Model, and of the Strategy Model to the Large Cap Value Indexes. While past performance of our rebalances will not predict future performance, we will continue to be disciplined in our application of the Strategy Model. The long-term performance of the Strategy Model continues to out perform the large cap value indexes. This may not continue in the future, but the discipline of the Strategy Model is being supported with actual results.

The Industry Leaders Fund® - Letter to Shareholders page 2

(graph)

This graph and following table, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P BARRA Value Index® and the Russell 1000 Value Index®. Results include the reinvestment of dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

	Industry Leaders	Industry Leaders	BARRA Value	Russell 1000
Value of $10,000	Fund® Class D	Fund® Class I	Value Index®	Value Index®
Inception 3/17/99	10,000.00	10,000.00	10,000.00	10,000.00
June 30, 1999	10,770.00	10,770.00	10,870.16	10,860.98
June 30, 2000	10,300.00	10,347.30	10,314.66	9,892.32

Outlook

Our long-term outlook for financial assets continues to remain cautiously optimistic. Interest rates appear to be leveling off, as economic data begins to signal the moderating of economic growth, which is comforting to the Federal Reserve. Unfortunately the labor market continues to be tight as unemployment is at historically low levels, and may ultimately cause the Federal Reserve to lean on the side of tighter monetary policy.

We have experienced a justified correction in some of the growth sector of equity assets, as the Internet and "New Economy" stocks saw significant downward corrections. The market has not responded well to disappointing earnings announcements, and should continue in the future to look unfavorably on unmet expectations. The large value sector (low price/earnings and low price/book) has suffered from some disappointment from slowing earnings growth, as the sector continues to under-perform the large cap sectors with higher price/earnings and price/book ratios (large cap blend i.e. S&P 500 Index® and large cap growth i.e. S&P BARRA Growth Index®). The next year will provide judgment on some of the optimistic growth expectations found in the more growth-orientated sectors.

Our next fiscal year will be challenged by a national election and the continued evolution of the expansion of the economy. Given this uncertainty we stress the importance of proper asset allocation between stocks, bonds and cash. We believe that all investors should consider the risk of equity investing and balance this risk with proper asset allocation.

Personal Message from the Portfolio Manager

I would like to thank all of you, our founding shareholders, for your confidence in our ability to deliver a portfolio that represents the Industry Leaders Strategy Model. I thank the Board of Trustees for their patient input, and Mark S. Kaufmann, Chairman of the Board, for his tireless effort. We will be notified in early 2001 on the status of our patent application for the Strategy Model, which could guarantee the uniqueness of our Fund for the future, and give our Board something extra to be excited with.

Most importantly, I would like to thank my family and friends for their support. Without them there would not be an Industry Leaders Fund®, an Industry Leaders Strategy Model or Claremont Investment Partners. I have been working on this project for more than four years and have tried every day to move it forward. I have engaged friends and family countless times for input, and have extracted their input and placed it to good use. It has been difficult at times, yet it is satisfying to propose a theory, validate it with data, and then manufacture a product based on the theory.

Distribution is the key to success in the mutual fund business, and that will be the challenge of the next few years, to bring our product and knowledge to a wider range of people. I believe our product belongs in every well-balanced portfolio that invests in equity mutual funds. In the future, our success will depend on our ability to project that belief and will require that we define and disseminate an understandable message to all current and future shareholders. This challenge will be met with the same effort extended during the past four years.

Thank-you for your support.

Sincerely;

Gerald P. Sullivan

President and Chief Investment Officer

INDEPENDENT AUDITOR'S REPORT

To The Shareholders and

Board of Trustees

The Industry Leaders Fund

We have audited the accompanying statement of assets and liabilities of the Industry Leaders Fund, including the schedule of portfolio investments, as of June 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and for the period from March 17, 1999 (commencement of operations) to June 30, 1999 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of June 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Industry Leaders Fund as of June 30, 2000, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from March 17, 1999 (commencement of operations) to June 30, 1999 in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.

Westlake, Ohio

July 30, 2000

Industry Leaders Fund®
Schedule of Investments - June 30, 2000

Common Stocks - 98.52%	Shares	Value

AEROSPACE & DEFENSE - 1.35%
Aerospace & Defense - 1.35%
Boeing Company	1,005	42,022

BASIC INDUSTRIES - 7.20%
Chemicals - 1.46%
Dupont (EI) de NeMours	520	22,750
Rohm & Haas Company	660	22,770
		45,520
Iron & Steel - 0.18%
USX-U.S. Steel Group	300	5,550

Manufacturers - Diversified - 2.98%
Illinois Tool Works, Inc.	200	11,400
Minnesota Mining & Manufacturing Company	230	18,975
Tyco International, Inc.	1,319	62,488
		92,863
Metals & Mining - 0.98%
Alcoa, Inc.	650	18,850
Barrick Gold Corporation	440	8,003
Nucor Corporation	110	3,651
		30,504
Packaging & Containers - 0.32%
Crown Cork & Seal, Inc.	665	9,933

Paper & Forest Products - 1.28%
International Paper, Inc.	1,340	39,949

TOTAL BASIC INDUSTRIES		224,319

CONSTRUCTION & REAL ESTATE - 0.75%
Building Materials - 0.42%
LaFarge Corporation	230	4,830
Masco Corporation	450	8,156
		12,986
Construction - 0.33%
Centex Corporation	340	7,990
Clayton Homes, Inc.	300	2,400
		10,390

TOTAL CONSTRUCTION & REAL ESTATE		23,376
Industry Leaders Fund®
Schedule of Investments - June 30, 2000 - continued

Common Stocks - continued	Shares	Value

DURABLES - 3.27%
Autos & Auto Parts - 2.42%
Ford Motor Company	1,210	52,030
Goodyear Tire & Rubber Company	200	4,000
Magna International - Class A	370	17,483
Visteon Corporation	158	1,921
		75,434
Consumer Durables - 0.15%
Whirlpool Corporation	100	4,663

Home Furnishings - 0.20%
Leggett & Platt, Inc.	380	6,270

Textiles & Apparel - 0.50%
Nike, Inc. - Class B	100	3,981
Springs Industries, Inc. - Class A	100	3,200
V.F. Corporation	350	8,378
		15,559

TOTAL DURABLES		101,926

ENERGY - 6.67%
Energy Services - 1.15%
Schlumberger Ltd.	480	35,820

Oil & Gas - 5.52%
Burlington Resources, Inc.	290	11,129
Chevron Corporation	300	25,481
Exxon Mobil Corporation	849	66,700
Royal Dutch Petroleum (NY Shares)	1,115	68,642
		171,952

TOTAL ENERGY		207,772

FINANCE - 22.93%
Banks - 9.75%
Bank of America Corporation	1,440	61,920
Bank One Corporation	1,430	37,984
Chase Manhattan, Inc.	1,432	66,051
Citigroup, Inc.	1,150	69,288
Wells Fargo, Inc.	1,765	68,394
		303,637
Federal Sponsored Credit - 1.49%
Federal National Mortgage Assn (Fannie Mae)	890	46,503
Industry Leaders Fund®
Schedule of Investments - June 30, 2000 - continued

Common Stocks - continued	Shares	Value

FINANCE - continued
Insurance - 8.63%
Aetna, Inc.	680	43,733
Allstate Corporation	2,440	54,290
American International Group	630	74,025
AXA Financial Inc.	825	28,050
Berkshire Hathaway, Inc. - Class B (a)	39	68,640
		268,738

Securities Industry - 2.06%
Morgan Stanley, Dean Witter & Company	770	64,103

Services - 1.00%
American Express Company	600	31,238

TOTAL FINANCE		714,219

REAL ESTATE INVESTMENT TRUSTS - 0.68%
Real Estate Investment Trust - 0.68%
Equity Residential Properties Trust	460	21,189

HEALTH - 4.98%
Diversified - 2.24%
Johnson & Johnson, Inc.	685	69,784

Drugs & Pharmaceuticals - 2.74%
Merck & Company, Inc.	990	75,859
Pharmacia Corporation	180	9,304
		85,163

TOTAL HEALTH		154,947

INDUSTRIAL MACHINERY & EQUIPMENT - 4.21%
Electrical Equipment - 2.96%
Agilent Technologies Inc. (a)	215	15,855
Applied Materials, Inc. (a)	70	6,344
General Electric, Inc.	1,320	69,960
		92,159
Industrial Machinery & Equipment - 0.96%
Caterpillar, Inc.	885	29,979

Pollution Control - 0.29%
Waste Management	465	8,835

TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		130,973
Industry Leaders Fund®
Schedule of Investments - June 30, 2000 - continued

Common Stocks - continued	Shares	Value

MEDIA & LEISURE - 5.71%
Broadcasting - 0.39%
Comcast Corporation - class A, Non-voting (a)	300	12,150

Entertainment - 3.03%
Disney (Walt) Company	1,730	67,146
Viacom Inc. - Class B (a)	400	27,275
		94,421
Lodging & Gaming - 1.03%
Carnival Corporation	900	17,438
Park Place Entertainment Corporation (a)	1,205	14,761
		32,199
Publishing - 0.71%
Gannett Company, Inc.	280	16,748
McGraw-Hill Companies	100	5,400
		22,148
Restaurants - 0.55%
McDonald's Corporation	520	17,128

TOTAL MEDIA & LEISURE		178,046

NON-DURABLES - 3.99%
Beverages - 1.26%
Coca-Cola Company	380	21,826
Seagram Company Ltd.	300	17,400
		39,226
Foods - 1.16%
Unilever N.V.	843	36,249

Household Products - 0.85%
Gillette Company	100	3,494
Procter & Gamble, Inc.	400	22,900
		26,394
Tobacco - 0.72%
Philip Morris Companies	840	22,260

TOTAL NON-DURABLES		124,129

RETAIL & WHOLESALE - 6.13%
Department Stores - 0.15%
Penney (J.C.)	250	4,609

Drug Stores - 0.36%
Walgreen Company	350	11,266

General Merchandise Stores - 2.42%
Wal-Mart Stores, Inc.	1,310	75,489
Industry Leaders Fund®
Schedule of Investments - June 30, 2000 - continued

Common Stocks - continued	Shares	Value

RETAIL & WHOLESALE - continued
Grocery Stores - 0.77%
Albertson's, Inc.	585	19,451
Supervalu, Inc.	230	4,384
		23,835
Specialty - 2.43%
AutoNation, Inc. (a)	2,280	16,103
Home Depot, Inc.	425	21,223
Genuine Parts Co.	200	4,000
Toys R Us, Inc. (a)	2,350	34,222
		75,548

TOTAL RETAIL & WHOLESALE		190,747

SERVICES - 0.18%
Advertising - 0.14%
Interpublic Group	100	4,300

Educational Services - 0.04%
Sylvan Learning Systems, Inc. (a)	100	1,375

TOTAL SERVICES		5,675

TECHNOLOGY - 12.96%
Communications Equipment - 1.33%
Lucent Technologies, Inc.	700	41,475

Computer Services & Software - 3.82%
Electronic Data Systems Corporation	370	15,263
Excite@Home (a)	1,635	33,926
IMS Health, Inc.	100	1,800
Microsoft, Inc. (a)	850	68,000
		118,989
Computers & Office Equipment - 3.86%
Hewlett-Packard Company	485	60,564
International Business Machines, Inc.	545	59,712
		120,276
Electronics - 3.40%
Intel Corporation	490	65,507
JDS Uniphase Corporation (a)	200	23,975
Motorola Inc.	560	16,275
		105,757
Industry Leaders Fund®
Schedule of Investments - June 30, 2000 - continued

Common Stocks - continued	Shares	Value

TECHNOLOGY - continued
Photography & Imaging - 0.55%
Xerox Corporation	825	17,119
		17,119

TOTAL TECHNOLOGY		403,616

TRANSPORTATION - 2.53%
Air Transportation - 0.82%
AMR Corporation (a)	965	25,512

Railroads - 1.14%
Union Pacific Corporation	950	35,388

Services - 0.50%
United Parcel Service, Inc. - Class B	265	15,635

Water Transportation - 0.07%
Alexander & Baldwin, Inc.	100	2,206

TOTAL TRANSPORTATION		78,741

UTILITIES - 14.98%
Electric Utility - 5.00%
Duke Energy, Inc.	1,200	67,650
PG&E Corporation	1,040	25,675
The Southern Company	385	9,023
TXU Corporation	1,815	53,543
		155,891
Natural Gas - 1.48%
Enron Corporation	490	31,605
KeySpan Corporation	470	14,453
		46,058
Telephone Services - 8.42%
AT&T Corporation	2,015	63,724
Bell Atlantic Corporation	1,080	54,743
WorldCom (a)	1,790	82,222
SBC Communications, Inc.	1,420	61,415
		262,104
Water - 0.08%
American Water Works, Inc.	100	2,500

TOTAL UTILITIES		466,553

TOTAL COMMON STOCKS (Cost $2,953,912)		3,068,250
Industry Leaders Fund®
Schedule of Investments - June 30, 2000 - continued

	Principal
	Amount	Value
Money Market Securities - 1.29%
Fiduciary Money Market Fund, 4.50% (b)
(Cost $40,085)	40,085	40,085

TOTAL INVESTMENTS - 99.81% (Cost $2,993,997)		3,108,335

OTHER ASSETS LESS LIABILITIES - 0.19%		5,854

TOTAL NET ASSETS - 100.0%		3,114,189

(a) Non-income producing
(b) Variable rate security; the coupon rate shown represents the rate at June 30, 2000
Industry Leaders Fund®	June 30, 2000
Statement of Assets & Liabilities

Assets
Investment in securities (cost $2,993,997)	3,108,335
Receivable From Adviser	3,049
Dividends receivable	4,797
Interest receivable	62
Total assets	3,116,243

Liabilities
Accrued investment advisory fee payable	1,828
Accrued distribution fee payable	226

Total liabilities	2,054

Net Assets	3,114,189

Net Assets consist of:
Paid in capital	3,098,471
Accumulated undistributed net investment income	16,032
Accumulated net realized gain (loss) on investments	(114,652)
Net unrealized appreciation on investments	114,338

Net Assets	3,114,189

Class D:
Net Asset Value, offering price and redemption
price per share ($1,092,807 / 107,894 shares)	10.13

Class I:
Net Asset Value, offering price and redemption
price per share ($2,021,382 / 199,027 shares)	10.16
Industry Leaders Fund®
Statement of Changes in Net Assets
		Period
	Year ended	ended
	June 30,	June 30,
	2,000	1999 (a)
Increase (Decrease) in Net Assets
Operations
Net investment income	28,664	7,878
Net realized gain (loss) on investment securities	(108,086)	21,055
Change in net unrealized appreciation (depreciation)	(29,776)	144,114
Net increase (decrease) in net assets resulting from operations	(109,198)	173,047
Distributions to shareholders
From net investment income	(20,510)	-
From net realized gain	(27,621)	-
Total distributions	(48,131)	-
Share Transactions - net increase
Class D	32,335	1,050,000
Class I	485,236	1,530,900
Net increase in net assets resulting
from share transactions	517,571	2,580,900
Total increase in net assets	360,242	2,753,947

Net Assets
Beginning of period	2,753,947	-

End of period (including accumulated undistributed net investment	3,114,189	2,753,947
income of $16,032 and $7,878, respectively)
(a) March 17, 1999 (commencement of operations) to June 30, 1999.
Industry Leaders Fund®
Class D
Financial Highlights
		Period
		ended
	Year ended	June 30,
	June 30, 2000	1999 (a)
Selected Per Share Data
Net asset value, beginning of period	10.77	10.00
Income from investment operations
Net investment income	0.09	0.03
Net realized and unrealized gain	(0.56)	0.74
Total from investment operations	(0.47)	0.77
Distributions
Net investment income	(0.07)
Net realized gains	(0.10)

Net asset value, end of period	10.13	10.77

Total Return	(4.36)%	7.70%

Ratios and Supplemental Data
Net assets, end of period (000)	1,093.00	1,130.00
Ratio of expenses to average net assets	0.01	0.01
Ratio of net investment income to
average net assets	0.01	0.01
Portfolio turnover rate	0.78	0.65

(a) March 17, 1999 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized
Industry Leaders Fund®
Class I
Financial Highlights
		Period
		ended
	Year ended	June 30,
	June 30, 2000	1999 (a)
Selected Per Share Data
Net asset value, beginning of period	10.77	10.00
Income from investment operations
Net investment income	0.11	0.04
Net realized and unrealized gain	(0.54)	0.73
Total from investment operations	(0.43)	0.77
Distributions
Net investment income	(0.08)
Net realized gains	(0.10)

Net asset value, end of period	10.16	10.77

Total Return	(3.92)%	7.70%

Ratios and Supplemental Data
Net assets, end of period (000)	2,021	1,624
Ratio of expenses to average net assets	0.01	0.01
Ratio of net investment income to
average net assets	0.01	0.01
Portfolio turnover rate	0.78	0.65

(a) March 17, 1999 (commencement of operations) to June 30, 1999.
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized

NOTE 1. ORGANIZATION

Industry Leaders Fund® (the "Fund") was organized as a series of Industry Leaders Fund®, a Delaware business trust (the "Trust"), on December 13, 1995 and commenced operations on March 17, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company. The Fund's investment objective is to provide long-term capital appreciation. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

The Fund currently consists of two classes of shares, Class D and Class I, each of which has equal rights as to assets and voting privileges except that each class has different distribution expenses. Each class has exclusive voting rights with respect to its distribution plans.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last-quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Adviser (as such term is defined in note 3 of this document), the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board.

Fixed-income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market values of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review by the Board. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity,

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

are valued by using the amortized-cost method of valuation, which the Board has determined will represent fair value.

The Fund subtracts the non-class specific liabilities of the Fund from the Fund's assets to determine its total assets. The Fund then determines each class's proportionate interest in the Fund's net assets. The liabilities attributable to that class, including its Fund management and Distribution Plan fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.

Federal Income Taxes - The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

Dividends and Distributions- The Fund intends to comply with federal tax rules regarding distribution of substantially all its net investment income and capital gains. These rules may cause multiple distributions during the course of the year.

Redemption Fees - Class D shares held in the fund less than six months are subject to a redemption fee equal to 0.75% of an amount equal to the lesser of the net asset value at time of purchase of Class D shares being redeemed or the net asset value of such Class D shares at time of redemption. The fee, which is retained by the Fund, is accounted for as an addition to paid in capital.

Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund retains Claremont Investment Partners® L.L.C. (the "Adviser") to manage the Fund’s investments. The Adviser is organized as a Delaware limited liability company and its Chief Executive Officer is Barry F. Sullivan. Barry F. Sullivan is the father of the Portfolio Manager, Gerald P. Sullivan who is primarily responsible for the day-to-day management of the Fund's portfolio.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

Under the terms of the management agreement, (the "Agreement"), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage commission and SEC fees. As compensation for its management services and agreement to pay the Fund’s expenses (except for brokerage commission and SEC fees), the Fund is obligated to pay the Adviser a fee of 0.70% of the average daily net assets of the Fund. It should be noted that most investment companies pay their own operating expenses directly, while the Fund’s expenses are paid by the Adviser.

For the fiscal year period ended June 30, 2000, the Adviser received a fee of $20,047 from the Fund. Certain officers and trustees of the Fund are also officers of the Adviser and shareholders of the Fund.

On behalf of the Class D shares, the fund has adopted a distribution fee (the "Distribution Plan") under Rule 12b-1 of the 1940 Act. Under the Distribution Plan, the Fund is authorized to pay a fee in an amount not to exceed on an annual basis 0.25% of the average daily net asset value of the Class D Shares. For the fiscal year period ended June 30, 2000, the Adviser received distribution fees of $2,763 from the Fund for expenses related to the sale of Fund shares.

NOTE 4. SHARE TRANSACTIONS

As of June 30, 2000, there were an unlimited number of authorized shares for the Fund. Paid in capital on June 30, 2000 was $3,098,471.
Transactions in Class D shares were as follows:

	Year ended June 30, 2000		For the period March 17, 1999 (Commencement of Operations) to June 30, 1999
	Shares	Dollars	Shares	Dollars
Class D:
Shares sold	1,142	$14,549	105,500	$1,050,000
Shares issued in reinvestment of dividend	1,752	$17,786
Shares Redeemed	(0)	$(0)	(0)	$(0)
Total	2,894	$32,335	105,500	$1,050,000

NOTE 4. SHARE TRANSACTIONS - continued

Transactions in Class I shares were as follows:

	Year ended June 30, 2000		For the period March 17, 1999 (Commencement of Operations) to June 30, 1999
	Shares	Dollars	Shares	Dollars
Class I:
Shares sold	46,782	$470,668	150,769	$1,530,900
Shares issued in reinvestment of dividend	2,990	$30,345	0	$0
Shares Redeemed	(1,514)	$(15,777)	(0)	$(0)
Total	48,258	$485,236	150,769	$1,530,900

NOTE 5. INVESTMENTS

For the fiscal period ended June 30, 2000, purchases and sales of investment securities, other than short-term investments, aggregated $2,644,903 and $2,202,685, respectively. As of June 30, 2000, the gross unrealized appreciation for all securities totaled $348,319 and the gross unrealized depreciation for all securities totaled $233,981 for a net unrealized appreciation of $114,338. The aggregate cost of securities for federal income tax purposes at June 30, 2000 was $2,993,997.

NOTE 6. ESTIMATES

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 7. RELATED PARTY TRANSACTIONS

The Adviser is not a registered broker-dealer of securities and thus does not receive commissions on trades made on behalf of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a

NOTE 7. RELATED PARTY TRANSACTIONS - continued

presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2000, Barry F. Sullivan, Chief Executive Officer of Claremont Investment Partners (the Adviser) beneficially owns 33.1% of the Fund, and is deemed a control person. Donaldson Lufkin Jenrette Securities Corporation Inc. owns 33.2% of the shares of the Fund (for the account of Barry F. Sullivan) and is deemed a control person.